UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2015

SMTP, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-36280	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Tara Blvd, Suite 430, Nashua, NH	03062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 877-705-9362

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into A Material Definitive Agreement.

On August 7, 2015, SMTP, Inc., a Delaware corporation (the “Company”) entered into a purchase agreement (the “Underwriting Agreement”) with the several underwriters named therein (collectively, the “Underwriters”) for whom Craig-Hallum Capital Group LLC is acting  as representative, relating to the underwritten registered public offering (the “Offering”) of an aggregate of 800,000 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”). The price to the public is $4.75 per Share. The net proceeds to the Company from the sale of the Shares to be issued and sold by the Company are expected to be approximately $3.352 million, after deducting underwriting discounts and commissions of 6.50%, or $0.31 per Share, and other estimated offering expenses payable by the Company.

The Offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-201350) filed with the Securities and Exchange Commission and declared effective on January 16, 2015. A prospectus supplement relating to the Offering has been filed with the Securities and Exchange Commission. The closing of the Offering is expected to take place on or about August 12, 2015, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this report and is incorporated herein by reference, and the description of the Underwriting Agreement herein is qualified in its entirety by reference to such exhibit.

Item 7.01

Regulation FD Disclosure

The Company’s press release dated August 7, 2015 regarding the pricing of the Offering is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01

Financial Statements and Exhibits

(d)  Exhibits.

Number	Exhibit

1.1	Purchase Agreement dated August 7, 2015 between the Company and Craig-Hallum Capital Group LLC, as representative of the several Underwriters named therein
5.1	Opinion of David M. Bovi, P.A.
23.1	Consent of David M. Bovi, P.A. (included in Exhibit 5.1)
99.1	Press Release dated August 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTP, INC.

By:	/s/ Edward S. Lawton
Edward S. Lawton,
Chief Financial Officer

Dated: August 7, 2015